                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):

                                NOVEMBER 6, 2003


                         WESTPORT RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           NEVADA                     001-14256               13-3869719
(State or Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)              File Number)          Identification No.)


                              1670 BROADWAY STREET
                                   SUITE 2800
                             DENVER, COLORADO 80202
              (Address and Zip Code of Principal Executive Offices)


                                 (303) 573-5404
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On November 6, 2003, Westport Resources Corporation, a Nevada corporation, issued a press release announcing that it has agreed to purchase from privately held United Resources oil and gas assets located in South Texas for a purchase price of approximately $350 million, subject to certain purchase price adjustments. Westport Resources Corporation expects to close the transaction in December of 2003. The press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibit is filed herewith:

                        EXHIBIT
                        NUMBER                  EXHIBIT
                         99.1 Press release dated November 6, 2003 entitled "Westport Announces $350 Million Acquisition of South Texas Natural Gas Assets."




                            [SIGNATURE PAGE FOLLOWS]



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WESTPORT RESOURCES CORPORATION

Date:  November 6, 2003             By:  /s/ Lon McCain
                                        ---------------------------------------
                                    Name:  Lon McCain
                                    Title: Vice President,
                                           Chief Financial Officer and Treasurer




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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                               EXHIBIT
------                               -------
99.1*    Press release dated November 6, 2003 entitled "Westport Announces $350
         Million Acquisition of South Texas Natural Gas Assets."

         *Filed herewith.